EXHIBIT 99.5

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 12B-25

                           NOTIFICATION OF LATE FILING

                                               Commission File Number: 000-30063
                                                          CUSIP No.: 04315D 40 0

         (Check One): [ ] Form 10-K  [ ] Form 20-F  [ ] Form 11-K  [ ] Form 10-Q
          [ ] Form N-SAR  [ ] Form N-CSR

         For Period Ended:      March 31, 2007

         [ ]  Transition Report on Form 10-K

         [ ]  Transition Report on Form 20-F

         [ ]  Transition Report on Form 11-K

         [ ]  Transition Report on Form 10-Q

         [ ]  Transition Report on Form N-SAR

         For the transition period ended: ____________________

         NOTHING IN THIS FORM SHALL BE CONSTRUED TO IMPLY THAT THE COMMISSION HAS VERIFIED ANY INFORMATION CONTAINED HEREIN.

         If the notification relates to a portion of the filing checked above, identify the item(s) to which the notification relates:

                        PART I -- REGISTRANT INFORMATION

MICROISLET, INC.
--------------------------------------------------------------------------------
Full Name of Registrant

N/A
--------------------------------------------------------------------------------
Former Name if Applicable

6370 NANCY RIDGE DRIVE, SUITE 112
--------------------------------------------------------------------------------
Address of Principal Executive Office (Street and Number)

SAN DIEGO, CA  92121
--------------------------------------------------------------------------------
City, State and Zip Code

                        PART II -- RULE 12B-25(B) AND (C)

         If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed. (Check box if appropriate)

             (a) The reasons described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense;

             (b) The subject annual report, semi-annual report, transition report on Form 10-K, 20-F, 11-K or N-SAR, or portion thereof, will be filed on or before the fifteenth calendar
    [X] day following the prescribed due date; or the subject quarterly report or transition report on Form 10-Q, or portion thereof will be filed on or before the fifth calendar day following the prescribed due date; and

             (c) The accountant's statement or other exhibit required by Rule 12b-25(c) has been attached if applicable.


                              PART III -- NARRATIVE

         State below in reasonable detail the reasons why Forms 10-K, 11-K, 20-F, 10-Q, N-SAR, or the transition report portion thereof, could not be filed within the prescribed time period.

         As previously announced by the Registrant in a Company press release dated May 10, 2007, the Board of Directors of the Registrant determined that the Registrant will change its strategy to initiate xenograft clinical trials in locations outside of the United States. This change in strategy is intended to shorten the time lines involved and reduce the costs associated with developing and marketing the Company's proprietary and patented islet cell transplantation technologies.

         In adopting this new strategy, the Company will be able to reduce its operating expenses and shrink its present workforce from 22 to 15 employees.

         The Company needs additional time to reflect these changes in its Form 10-QSB.


                          PART IV -- OTHER INFORMATION

(1) Name and telephone number of person to contact in regard to this notification

            Kevin A. Hainley                          (858) 657-0287
            --------------------------------------------------------------------
            (Name)                             (Area Code) (Telephone Number)

(2) Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed? If answer is no, identify report(s).

                                  [X] Yes [ ] No

         (3) Is it anticipated that any significant change in results of operations for the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or portion thereof?

                                  [X] Yes [ ] No

If so, attach an explanation of the anticipated change, both narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made.

         We expect to report in the Form 10-QSB revenue of $339,000 for the three months ended March 31, 2007, compared to revenue of $141,000 for the three months ended March 31, 2006. The increase reflects additional expenses incurred by us and reimbursed under the Small Business Innovation Research grant from the National Institutes of Health. We expect general and administrative expenses to be $1,005,000 for the three months ended March 31, 2007, compared to $1,566,000 for the same period in 2006. Certain expenses included in the 2006 first quarter were not incurred in the 2007 first quarter, including a severance and bonus payment to our former President and COO, compensation expense associated with the modification of stock options held by our former President and COO, temporary consultant fees to serve the functions of open positions, and stock issuances to certain stockholders resulting from contractual liquidated damages owed them. We expect research and development expenses to increase to $2,160,000 for the three months ended March 31, 2007, from $1,878,000 for the same period in 2006. This increase was primarily due to increased costs from our collaboration with UC Davis and other research facilities but offset by decrease in supplies and compensation expenses, including a decrease in stock based compensation expense. Our net loss is expected to be $2,894,000, or $0.06 per share, for the three months ended March 31, 2007, compared with a net loss of $3,265,000 or $0.07 per share, for the same period in 2006.

EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE MATTERS SET FORTH IN THIS FORM 12B-25 ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. STATEMENTS MADE HEREIN REGARDING OUR EXPECTED RESULTS OF OPERATIONS ARE SUBJECT TO THE SAFE HARBOR. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT INFORMATION AND EXPECTATIONS, AND INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN SUCH STATEMENTS DUE TO VARIOUS FACTORS, INCLUDING BUT NOT LIMITED TO, THE COMPLETION OF OUR WORK ON THE FORM 10-QSB AND THE REVIEW THEREOF BY OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, OUR NEED TO RAISE SUBSTANTIAL ADDITIONAL FUNDS IN ORDER TO FUND OUR NEW STRATEGY AND OUR ABILITY TO CONTINUE AS A GOING CONCERN. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE HEREOF. WE DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.



                                MICROISLET, INC.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

has caused this notification to be signed on its behalf by the undersigned thereunto duly authorized.

    Date:  May 16, 2007                    By:     /s/ KEVIN A. HAINLEY
                                                -------------------------------
                                                       Kevin A. Hainley
                                                Interim Chief Financial Officer